                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2008
                               (THE "OLD NOTES")
                                       OF
                                 ANCHOR GAMING

    This form, or one substantially equivalent hereto, must be used to tender Old Notes pursuant to the Exchange Offer described in the Prospectus dated
           , 2000 (the "Prospectus") of Anchor Gaming (the "Company"), if a holder of Old Notes cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot either deliver the Old Notes to be tendered or complete the procedure for book-entry transfer prior to 5:00 P.M.,
New York City time, on            , 2000 or such later date and time to which
the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

                  To: U.S. Trust Company, N.A., Exchange Agent

          BY HAND, REGISTERED OR CERTIFIED MAIL, OR OVERNIGHT COURIER:

                                    BY HAND
                    U.S. Trust Company, National Association
                  c/o United States Trust Company of New York
                            30 Broad Street, B Level
                             Corporate Trust Window
                         New York, New York 10004-2304

                                    BY MAIL
                    U.S. Trust Company, National Association
                  c/o United States Trust Company of New York
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084
                          Attn: Muni Bond Redemptions

                              BY OVERNIGHT COURIER
                    U.S. Trust Company, National Association
                  c/o United States Trust Company of New York
                          30 Broad Street, 14th Floor
                         New York, New York 10004-2304
                        Attn: Corporate Trust Operations

                                 BY FACSIMILE:
                                 (646) 458-8111

                             CONFIRM BY TELEPHONE:
                                 1-800-548-6565

 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
     TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

    The undersigned hereby represents that he or she is the holder of the Old Notes indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or either the certificates representing such Old Notes cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to the Expiration Date. The undersigned hereby tenders the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tender Holder(s): ___________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              Please Print or Type

________________________________________________________________________________
                                   Signature

Address(es): ___________________________________________________________________

________________________________________________________________________________

Telephone Number(s): ___________________________________________________________

Name(s) in which Old Notes are registered: _____________________________________

________________________________________________________________________________

        CERTIFICATE NO(S)                          PRINCIPAL AMOUNT
         (IF APPLICABLE)*                            TRANSFERRED
        -----------------                          ----------------
---------------------------------          ---------------------------------

---------------------------------          ---------------------------------

---------------------------------          ---------------------------------

---------------------------------          ---------------------------------

---------------------------------          ---------------------------------

------------------------

*   Need not be completed by book-entry holders.

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
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes, into the Exchange Agent's account at the book-entry transfer facility) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within five business days after the Expiration Date.

Name of Firm: ------------------------------   --------------------------------------------
               (Please Print)                              Authorized Signature
                                                              (Please Print)

Address: ------------------------------------  Name: --------------------------------------
                                                           Please Print or Type

--------------------------------------------   --------------------------------------------
                    Title                                        Zip Code

Telephone No. -------------------------------  Dated: -------------------------------------

    The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

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